VOYAGEUR INSURED FUNDS
Registration No. 811-04973
FORM N-SAR
 Semi-Annual Period Ended February 29,
2005


SUB-ITEM 77C:  Matters submitted to a
vote of security holders

The response to sub-item 77C with respect to each series of the Registrant is incorporated by reference to Registrant's
Form N-CSR filed with the Commission on
April __, 2005.